                                                Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-70508



                              PROSPECTUS SUPPLEMENT
                     (TO PROSPECTUS DATED DECEMBER 4, 2001)

                             TRANSWITCH CORPORATION

                                5,481,504 Shares

                                  Common Stock

This prospectus supplement relates to distributions by selling shareholders to the public offering, which is not being underwritten, of 5,481,504 shares of our common stock that are held by some of our current stockholders.

This prospectus supplement should be read in conjunction with the prospectus dated December 4, 2001, which is to be delivered with this prospectus supplement.

             SEE RISK FACTORS BEGINNING ON PAGE 3 OF THE PROSPECTUS
                    TO READ ABOUT FACTORS YOU SHOULD CONSIDER
                         BEFORE BUYING OUR COMMON STOCK.

                   ------------------------------------------


THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES REGULATORS HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   ------------------------------------------

         The date of this supplemental prospectus is February 15, 2002.

                   ------------------------------------------

The information appearing in the prospectus in the table entitled "Selling Stockholders" is superseded by the information appearing in the following table:

                              SELLING STOCKHOLDERS

         The following table sets forth the number of shares beneficially owned by each of the selling stockholders as of February 15, 2002 and the number of shares that may be offered by the selling stockholders pursuant to this prospectus. We have assumed, when calculating the numbers in the table, that all of the shares owned by each selling stockholder and offered pursuant to this prospectus will be sold.

         As of February 14, 2002, there were 89,944,776 shares of common stock outstanding. An asterisk means that the number is less than 1%.

                                                                                   Shares Offered
                                                            Shares Owned               Pursuant              Shares Owned
                                                         Before the Offering      to this Prospectus       After the Offering
                                                         -------------------      ------------------       ------------------
           Selling Shareholders                          Number     Percent        Number    Percent         Number   Percent
           --------------------                         -------     -------       -------    -------        -------   -------
Abraham, Menachem                                       17,565         *          17,565       *              0         *
Ahmad, Faruq                                               473         *             473       *              0         *
Allen, Robert                                            6,354         *           6,354       *              0         *
Aoua, Karim                                              1,018         *           1,018       *              0         *
Barzum, Roger M.                                         2,191         *           2,191       *              0         *
Beams, Cynthia R.                                           90         *              90       *              0         *
Beleson, Richard                                         1,893         *           1,893       *              0         *
Bennet, Craig L.                                          1,455         *           1,455       *              0         *
Blake Downing Profit Sharing
   and Money Purchase Pension Plan                         710         *             710       *              0         *
Blout, Father Daniel A., as trustee of The
   Joseph T. and Charlotte A. Pisula
   Grandchildren Trust                                   1,115         *           1,115       *              0         *
Bonte, Eugene A.                                           855         *             855       *              0         *
Boynton, John W.                                           855         *             855       *              0         *
Boschulte, Alfred R.                                    18,001         *          18,001       *              0         *
Butler, Carl                                               509         *             509       *              0         *
Carter, Frederick R.                                     1,309         *           1,309       *              0         *
Comegys Investments, Ltd.                                2,367         *           2,367       *              0         *
Coombs, David                                           24,377         *          24,377       *              0         *
Curtis, Daniel B.                                        3,637         *           3,637       *              0         *
DB Alex Brown Inc. Cust FBO
   Peter A. Massaniso Roth CNV No. 229-82086             2,367         *           2,367       *              0         *
Duffy, Mark P.                                          11,684         *          11,684       *              0         *
Dumery, Stefaan                                         12,710         *          12,710       *              0         *
Eggerss, Candice                                         2,367         *           2,367       *              0         *
Eggert, Jonathan D.                                        909         *             909       *              0         *
Elshama, Adham A.                                          582         *             582       *              0         *
Endurance Fund                                           1,893         *           1,893       *              0         *
Eurasian Capital Partners Fund, LP                       2,840         *           2,840       *              0         *
Exodus Capital Investments LLC                           2,367         *           2,367       *              0         *
F.C. Capital Partners LLC                                1,970         *           1,970       *              0         *
Flaschen, Joyce D. and Estate of                         6,822         *           6,822       *              0         *
   Steward S. Flaschen
Folk, Richard C.                                           218         *             218       *              0         *
Forkish, J. Robert, as trustee of
   the Forkish Family Revocable Trust                      473         *             473       *              0         *
Gemmel, Craig N. and Nancy M. Hughes                       855         *             855       *              0         *
Giancarlo, Charles Henry and Diane G., as
   trustees to the Giancarlo Family Trust                  947         *             947       *              0         *
Gisler, Heidy                                            1,673         *           1,673       *              0         *
Goldstein, Barbara                                         473         *             473       *              0         *
GTV Entrepreneurial Roundtable, L.P.                     2,804         *           2,804       *              0         *
Guirguis, Maher A.                                       2,910         *           2,910       *              0         *
Hecht, Olivia A.                                         6,547         *           6,547       *              0         *
High Street Partners, LP                                15,147         *          15,147       *              0         *
Horing, Jeffrey                                            947         *             947       *              0         *
Hughes, James F.                                           855         *             855       *              0         *
Hughes, Paul M.                                          1,710         *           1,710       *              0         *

                                                                                   Shares Offered
                                                            Shares Owned               Pursuant              Shares Owned
                                                         Before the Offering      to this Prospectus       After the Offering
                                                         -------------------      ------------------       ------------------
           Selling Shareholders                          Number      Percent       Number    Percent        Number    Percent
           --------------------                          -------     -------       ------    -------        ------    -------
Hutson, Harry                                              845         *             845       *              0         *
International Business Machines Corporation            727,948         *         727,948       *              0         *
Jagadeesh, B.V. and Anuradha, as
   trustees of the Jagadeesh Family Trust                1,893         *           1,893       *              0         *
Jain, Sanjay K.                                          1,970         *           1,970       *              0         *
Joffe, Leon                                                473         *             473       *              0         *
Johnson, Paul                                              985         *             985       *              0         *
Kalkhoven, Kevin                                         2,367         *           2,367       *              0         *
KD Partners, Inc.                                        7,299         *           7,299       *              0         *
Lee, Charles                                            25,163         *          25,163       *              0         *
Lee, David                                               4,734         *           4,734       *              0         *
Lipp, William B.                                         7,310         *           7,310       *              0         *
Loosemore, Darrell                                         800         *             800       *              0         *
Lou, Xiaoying                                            2,182         *           2,182       *              0         *
Madison Dearborn Partners LLC                           18,934         *          18,934       *              0         *
Massaro, Lorraine                                          473         *             473       *              0         *
McLagan, Donald L.                                         855         *             855       *              0         *
McMullen, John A.                                          473         *             473       *              0         *
Micic, Lubo                                             18,001         *          18,001       *              0         *
Misra, Jay                                               4,734         *           4,734       *              0         *
Missert, James                                             361         *             361       *              0         *
Missert, Thomas                                             72         *              72       *              0         *
Miu, Roger                                               3,637         *           3,637       *              0         *
Moldow, Berton and Gloria TIC                              947         *             947       *              0         *
Montry, Gerald F.                                       11,179         *          11,179       *              0         *
Noy, Elan T.                                            17,460         *          17,460       *              0         *
Nyborg, Adam C.                                          1,455         *           1,455       *              0         *
Nyborg, Charlotte E.                                     1,455         *           1,455       *              0         *
Nyborg, Philip and Margaret JT                          58,240         *          58,240       *              0         *
Nyborg, Robert and Jacquelyn JTWROS                      1,455         *           1,455       *              0         *
Nyborg, Margaret H.                                     30,555         *          30,555       *              0         *
Nyborg, Philip S.                                       29,097         *          29,097       *              0         *
Nyborg, Scott H.                                         1,455         *           1,455       *              0         *
Oltman, John                                               974         *             974       *              0         *
Overskei, David O. and Katherine A.                      1,183         *           1,183       *              0         *
Pagos, James M.                                         18,001         *          18,001       *              0         *
Paladino, Albert E.                                     29,641         *          29,641       *              0         *
Paladino, Catherine J.                                   2,910         *           2,910       *              0         *
Paladino, Paul E.                                        2,910         *           2,910       *              0         *
Paladino, Robert E.                                      2,910         *           2,910       *              0         *
Paladino, Thomas A.                                      2,910         *           2,910       *              0         *
Parker, Jeffrey                                          1,818         *           1,818       *              0         *
Pettit, Dan, as trustee of the Pettit
   Revocable Trust                                       4,734         *           4,734       *              0         *
Pisula, Joseph T.                                       11,595         *          11,595       *              0         *
Ramchandani, Rajen S.                                    4,947         *           4,947       *              0         *
Ramkissoon, P. Janet                                     1,893         *           1,893       *              0         *
Randall, Roderick K.                                       947         *             947       *              0         *
Renault, Michael                                        19,157         *          19,157       *              0         *
Roy, Subhash and Monami, JT                             78,385         *          78,385       *              0         *
Roy, Subhash C.                                         41,162         *          41,162       *              0         *
Saltford Holdings Ltd.                                     947         *             947       *              0         *
Schiro, Robert G. and Dorene Cameron,
   as trustees of the Schiro 2000 Trust CP               3,787         *           3,787       *              0         *
Schneider, Charles S.                                       45         *              45       *              0         *

                                                                                   Shares Offered
                                                            Shares Owned               Pursuant              Shares Owned
                                                         Before the Offering      to this Prospectus       After the Offering
                                                         -------------------      ------------------       ------------------
           Selling Shareholders                          Number     Percent       Number    Percent        Number    Percent
           --------------------                          ------     -------       ------    -------        ------    -------
Sen, Manjusree                                           4,365         *           4,365       *              0         *
Shoch, John, as trustee of
   the Gertrude W. Shoch Trust                           4,734         *           4,734       *              0         *
Sheffield, John H.                                       4,365         *           4,365       *              0         *
Shukla, Rajendra S.                                      3,637         *           3,637       *              0         *
Signal Lake Venture Fund, L.P.                         156,527         *         156,527       *              0         *
Singh, Ravinder P. and Sukrit A., as
   trustees of the Ravinder P. Singh &
   Singh 1996 Intervivos Trust                             473         *             473       *              0         *
SL Partners LP                                           1,183         *           1,183       *              0         *
Socolof, Steven                                            473         *             473       *              0         *
Sok, Daniel                                                582         *             582       *              0         *
Song, Lifeng                                             1,455         *           1,455       *              0         *
St. Paul Venture Capital Affiliates Fund I, LLC         17,980         *          17,980       *              0         *
St. Paul Venture Capital V, LLC                      1,163,740         1.29%   1,163,740       1.29%          0         *
Star Seed Enterprise                                   434,352         *         434,352       *              0         *
Steitz, Paul A.                                          1,136         *           1,136       *              0         *
SVE Star Ventures Enterprises No. VII                  781,258         *         781,258       *              0         *
SVM Star Ventures Management GmbH                       26,303         *          26,303       *              0         *
   and Co. No.3
SVM Star Ventures Management GmbH No. 3                 55,798         *          55,798       *              0         *
SVM Star Ventures Managementgesellschaft                37,881         *          37,881       *              0         *
TSF Entrepreneurial Round Table I, L.P.                 17,625         *          17,625       *              0         *
van der Kaay, Erik H.                                   18,001         *          18,001       *              0         *
Venrock Associates                                     241,053         *         241,053       *              0         *
Venrock Associates III, L.P.                         1,071,348         1.19%   1,071,348       1.19%          0         *
Venrock Entrepreneurs Fund, L.P.                        26,783         *          26,783       *              0         *
Wetzler, Mark                                            1,420         *           1,420       *              0         *
White, Richard                                             947         *             947       *              0         *
Wikler, Janet, as trustee of Wikler &
   Co. Profit Sharing Trust                                845         *             845       *              0         *
Wu, Bingjuan J.                                          1,455         *           1,455       *              0         *
Yadav, Manoj K.                                          1,600         *           1,600       *              0         *
Zhang, Chaojun                                           2,182         *           2,182       *              0         *
Zhang, Jingwu                                            5,092         *           5,092       *              0         *
Zhovnirovsky, Igor                                      14,404         *          14,404       *              0         *

                                                     5,481,504         7.84%   5,481,504       7.84%          0         *